Exhibit 10.1

Loan No. 1003352

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 19, 2013, by and among REALTY INCOME CORPORATION, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)        The Credit Agreement is amended by restating the definitions of “Gross Asset Value” and “Unencumbered Asset” contained in Section 1.1. thereof in their entirety as follows:

“Gross Asset Value” means, at a given time, the sum (without duplication) of (a) (i) Capitalized EBITDA of the Borrower and its Subsidiaries on a consolidated basis at such time minus (ii) Capitalized EBITDA for any Property acquired by the Borrower or any Subsidiary during the immediately preceding period of four consecutive fiscal quarters of the Borrower, the purchase price of which Property the Borrower has elected to add to Gross Asset Value in accordance with clause (e) below, plus (b) all cash, cash equivalents (excluding tenant deposits and other cash and cash equivalents the disposition of which is restricted) and marketable securities of the Borrower and its Subsidiaries at such time, plus (c) the current book value of all real property of the Borrower and its Subsidiaries upon which construction is then in progress and all land held for development, plus (d) the Borrower’s respective Ownership Shares of the current book values of all real property of each Unconsolidated Affiliate upon which construction is in progress, plus (e) the purchase price paid by the Borrower or any Subsidiary (less any amounts paid to the Borrower or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for any Property (other than a Development Property) acquired by the Borrower or such Subsidiary during the immediately preceding period of four consecutive fiscal quarters of the Borrower so long as the Capitalized EBITDA of such Property is subtracted from Gross Asset Value in accordance with clause (a)(ii) above, plus (f) the contractual purchase price of Properties of the Borrower and its Subsidiaries subject to purchase obligations, repurchase obligations, forward commitments and unfunded obligations to the extent such obligations and commitments are included in determinations of Total Liabilities.  No more than 5% of the Gross Asset Value may be attributable to the current book value of land held for development.

“Unencumbered Asset” means a Property which satisfies all of the following requirements: (a) such Property is owned in fee simple, or leased under an Eligible Ground Lease, by the Borrower, a Guarantor or a Wholly Owned Subsidiary; (b) such Property is a completed retail, office, industrial, manufacturing or distribution Property leased to third party tenants on a net lease basis; (c) such Property is located in a State of the United States of America or in the District of Columbia; (d) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; (e) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge; (f) the Occupancy Rate of such Property equals or exceeds 85%; (g) such Property is not a Development Property; and (h) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property.  Notwithstanding the foregoing, (i) the Silverton Business Center shall be deemed to be an Unencumbered Asset even if it does not satisfy the requirements set forth in clauses (b) (as it relates to such Property being leased on a net leased basis) and (f) above, so long as the Occupancy Rate for the Silverton Business Center equals or exceeds 80% and the Silverton Business Center satisfies all other remaining requirements of this definition and (ii) any other Property approved by the Requisite Lenders pursuant to Section 4.1.(c) shall be deemed to be an Unencumbered Asset even if such Property does not satisfy all of the requirements herein, so long as such Property continues to satisfy all those remaining requirements in this definition that were satisfied by such Property at the time of such Requisite Lender approval.

(b)        The Credit Agreement is further amended by restating Section 8.14.(a) thereof in its entirety as follows:

(a)        Requirements to Become a Guarantor.  As soon as available, and in any event within 30 days of the date on which any of the following conditions first applies to any Subsidiary that is not already a Guarantor, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iv) through (viii) and (xiv) of Section 6.1.(a) if such Subsidiary had been required to become a Guarantor on the Agreement Date:

(w)       such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Borrower or any other Subsidiary;

(x)        such Subsidiary (A) owns any asset the value of which is included in the determination of Unencumbered Asset Value and (B) either such Subsidiary (i) has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness or (ii) is not a Wholly Owned Subsidiary;

(y)        such Subsidiary becomes a Material Subsidiary; or

(z)        such Subsidiary receives an asset from a Loan Party under a transaction permitted under clause (x) or (y) of Section 10.4.(ii).

Notwithstanding the foregoing, subject to compliance with Section 10.10., (A) Crest Net Lease, Inc. and its Deemed Taxable REIT Subsidiaries shall not be required to become Guarantors and (B) upon written notice from the Borrower to the Administrative Agent and the Lenders, the Borrower may designate up to two Taxable REIT Subsidiaries (in addition to Crest Net Lease, Inc.) that shall not, and whose Deemed Taxable REIT Subsidiaries shall not, be required to become Guarantors.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)        a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)        an Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)        such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)        Authorization; Execution; Binding Effect.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby.  This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding at law or in equity).

(b)        Compliance of Agreement, Etc. with Laws.  The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party, or any material indenture, agreement or other instrument to which any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for the benefit of the Lenders and the Issuing Bank.

(c)        No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  This Amendment is a Loan Document.

Section 6.  Costs and Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  The Credit Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

REALTY INCOME CORPORATION

By:	/s/ Paul M. Meurer
Name:	Paul M. Meurer
Title:	Executive Vice President, Chief Financial Officer and Treasurer

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Credit Agreement for Realty Income Corporation]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Rex E. Rudy
Name:	Rex E. Rudy
Title:	Managing Director

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Credit Agreement for Realty Income Corporation]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Helen Chan
Name:	Helen Chan
Title:	Vice President

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Credit Agreement for Realty Income Corporation]

REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
Name:	Michael R. Mellott
Title:	Director

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Credit Agreement for Realty Income Corporation]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Helga Blum
Name:	Helga Blum
Title:	Managing Director

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Credit Agreement for Realty Income Corporation]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Nigro
Name:	James Nigro
Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Authorized Signor

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Credit Agreement for Realty Income Corporation]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
Name:	Joshua Freedman
Title:	Authorized Signatory

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Credit Agreement for Realty Income Corporation]

UNION BANK, N.A., as a Lender

By:	/s/ Richard Miles
Name:	Richard Miles
Title:	Vice President - Portfolio Management

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Credit Agreement for Realty Income Corporation]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Steve Whitcomb
Name:	Steve Whitcomb
Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

COMPASS BANK, as a Lender

By:
Name:
Title:

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Credit Agreement for Realty Income Corporation]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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Credit Agreement for Realty Income Corporation]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

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Credit Agreement for Realty Income Corporation]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

Lender: Capital One, NA Capital One Bank REIT Finance Group 1680 Capital One Drive, 10th Floor McLean, VA 22102 Telephone Number: 703-720-6736

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Credit Agreement for Realty Income Corporation]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ James Armstrong
Name:	James Armstrong
Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

COMERICA BANK, a Texas banking association, as a Lender

By:	/s/ Sam F. Meehan
Name:	Sam F. Meehan
Title:	Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of August 19, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Realty Income Corporation (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

By:
Name:
Title:

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